SALES AGREEMENT

销售协议

Note: In this agreement, all the words are written in both Chinese and English, their meaning Must be completely the same,otherwise it will be regarded as invalid.注：本协议同时由汉语和英语写就，意义须完全相同，否则视为无效。

This agreement was made at Shenzhen, China, on June 20, 2008 between New World Motorsports, Inc,, a State of Washington, United States of America Company having its office at the Law Offices of Alex and Gaxiola, 1717 East Bell Road, Suite 100, Phoenix, Arizona 85078, hereinafter referred to as NEW WORLD and Shanghai Benzhi Electric Bicycle Co., Ltd. Shenzhen Branch, a Chinese Company having at No.2, Jiazhou Industrial Zone, Village 2, Shapu, Songgang Street, Bao' an District, Shenzhen City, Guangdong Province, China—518105, and hereinafter referred to as BENZH. 本协议于2008年6月20日在中国深圳签订，合作双方分别是加拿大的 New World Motorsports, Inc，一家在 at Law Offices of Alex & Gaxiola, 1717 East Bell Road, Phoenix, Arizona 85078, 有办公室的加拿大公司（以下简称 NEW WORLD），中国公司是上海本治电动车有限公司深圳分公司，位于中国广东省深圳市宝安区松岗街道沙浦二村甲洲工业园第二栋（邮编：518105）（以下简称"BENZH"）。

BENZH is a professional vehicle manufacture company specialized in the, research, development, sale of simple electric bicycles, luxury electric bicycles, electric motorcycles, electric motor scooters, four stroke vehicles and so on, with vehicle manufacture technology imported from Japanese company before 1998. BENZH 是一家专业从事简易款电动车、豪华款电动车、电摩、四冲程助力车等集研发、销售为一体的专业车辆制造公司。该公司在 1998 年前从日本公司引进车辆制造技术。

Now, therefore, it is agreed between the above two parties in the following points:
现以上双方在以下几点上获得协商一致：

1. Now NEW WORLD has agreed to help BENZH to sell their products in the United States of America, Canada, the Caribbean (the "Territory) .These products (NEW WORLD will sell) will use the specific tradename(s) to be registered by NEW WORLD and approved by BENZH.
   今 NEW WORLD 同意帮助 BENZH 在美国、加拿大和加勒比海（"准州地区"）销售 BENZH 公司的产品，这些 NEW WORLD 要销售的产品需使用 NEW WORLD 注册并经 BENZH 认可的特殊的商业名称。

2. All of the units to be imported by NEW WORLD shall be delivered to the West Coast of the United States of America in deliverable condition and make sure the scoters/bikes/motorcycles travel safely.
   所有这些 NEW WORLD 进口的产品需运送到美国的西海岸并确保车辆行驶安全。

3. Validity of Agreement 协议有效期

   This agreement, when duly signed by the both parties concerned, shall remain if force for 3 years from July 1, 2008 to June 30,2011 and it shall be extended for another 12 months upon expiration unless notice in writing is given to the contrary. 本协议经有关双方如期签署后生效，有效期为 3 年，从 2008 年 7 月 1 日至 2011 年 6 月 30 日。 除非作出相反通知，本协议期满后将延长 12 个月。

4. Exclusive trade name：That means BENZH can not use NEW WORLD trade name to sell their products in the United States of America, Canada, the Caribbean or elsewhere under the tradename(s) registered by NEW WORLD in those territories. BENZH can sell his products in the Territory with other trade name.
   独家商标协议： BENZH 公司不能用 NEW WORLD 公司的商标在美国，加拿大，加勒比海或其他地区销售其产品。BENZH 要在这些地区销售产品，应使用其他商标。

5. BENZH acknowledge that NEW WORLD is a start-up company and cannot project the volume of units to be purchased, although all units purchased will be by full containers, with the units being paid by T/T: 30% with your

order and 70% before shipment. BENZH will accept L/C as payment in the future once their bank permitted. The delivery time for BENNZH products can not exceed more than 30 dyas from the date BENZH got the deposit from NEW world. The shipping time for the electric motorcycles/scooters made by BENZH shall not exceed 60 days from the date BENZH got the full charges from NEW WORLD.
BENZH 认可 NEW WORLD 是一个刚起步的新公司，虽然定单将以整柜形式下达，定单数量仍不会太大。付款方式为 T/T：收到 30%定金开始生产，收到 70%余款开始发货。BENZH 在自己银行许可的情况下也可接收信用证付款。BENZH 交货时间：在接到定金后不得超过 30 天，海上运送时间从接到余款日开始计算不得超过 60 天。

6. Quality & brand: BENZH make sure that it will sell his vehicles, components/parts to NEW WORLD with the "BENZH" quality standard it sells in China and travel safely. BENZH permit NEW WORLD can use the BENZH product only under the NEW WORLD's registered tradename(s). Such tradename(s) must be approved and in writing. BENZH 确保销售给 NEW WORLD 的产品符合其在中国市场的标准并安全行驶。BENZH 允许 NEW WORLD 使用 NEW WORLD 登记的商标销售其产品。

7. Discount: No discount for less than 200 pieces per order; above 200 pieces per order BENZH will give a 3% discount --the charges will be deducted from the next order.打折：200 台车以下的定单不打折，200 台车以上的定单降价 3%。

8.Warranties: 售后服务

(1) NEW WORLD can offer the warranties for its buyers as the following conditions:The batteries used for the motor power 500W or above, the warranties for the batteries are 6 months, the batteries used for the motor 350W or below, the warranties for the batteries are 12 months. The warranties for all the elector-motors are 2 years. The warranties for the controllers are 1 year. Other components warranties is 3 months.
NEW WORLD 可对其购买商承诺：适用于 500W 或以上电机的电池，售后服务期是 6 个月，适用于 350W 或以下的电机的电池，其售后服务期是 12 个月。所有电机的售后服务期是两年。控制器的售后服务期是 1 年。其他我们能提供售后服务的配件的售后服务期是 3 个月。

(2)For overseas clients, BENZH only offer the following components for warranties:
Appliance(仪表), controllers(控制器), motor assemble(电机总成), front wheel assemble(前轮总成), 1+1boost 1+1(助力), power lock(电源锁), Upholstery(坐垫), charger(充电器), battery(电池), turning handle(转把), aluminium brake handle(铝刹把), 3 function switchs(三功能开关), tail lamp(尾灯), frame(车架), cycle handle(车把), mid axle(中轴), brace(曲柄), 20 inch big storage rack (20 寸大货架), big front fork drum brake(大前叉鼓刹), 5 parts bowl(五件碗), 8 parts bowl(八件碗), back drum brake lip(后鼓刹盖), 24 inch mud board+support(24 寸泥板+支撑), chain(链条), seat bag(坐包),single electric seat pipe(单电坐管).

(3) For the components which is in the warranty period are broken and can not use again, NEW WORLD have to report to BENZH honestly in e-mail and take the pictures in digital camera and send to BENZH. BEZNH will give the same components to NEW WORLD for free in the next order.But the components which will be send to NEW WORLD for free, the value of these components can not be more than 3% in the easy broken parts of the order.对于不能修复的在售后服务期的易损件，NEW WORLD 需提供资料如数码图片，BENZH 将免费提供替换件。但免费提供的替换件不超过定单中易损件价值的 3%。

9. This file is valid only when both party signed and stamped, both party keep one, the copy or the fax file is valid. 本合同在双方都签字盖章后有效，双方各执一份，复印件或传真件有效。

New World Motorsports, Inc.
(Signature)

Shanghai Benzhi Electric Bicycle Co., Ltd. Shenzhen Branch
(Signature)